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                                                                EXHIBIT 10.6

           INTELLECTUAL PROPERTY CROSS-LICENSE AND TRANSFER AGREEMENT

     THIS INTELLECTUAL PROPERTY CROSS-LICENSE AND TRANSFER AGREEMENT (this "AGREEMENT") is entered into as of ______________, 2001, between UtiliCorp United Inc., a Delaware corporation ("UTILICORP"), and Aquila, Inc., a Delaware corporation ("AQUILA").

     WHEREAS, UtiliCorp and Aquila have entered into the Master Separation Agreement, pursuant to which UtiliCorp and Aquila have agreed to take certain actions to effect the Separation; and

     WHEREAS, in furtherance of the transactions contemplated by the Master Separation Agreement, UtiliCorp and Aquila have agreed to enter into this Agreement relating to the ownership and use of certain technology and intellectual property;

     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                    ARTICLE I

                                  DEFINITIONS

     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Master Separation Agreement. In this Agreement, the following capitalized terms shall have the following meanings:

"AQUILA IP" means the Technology and Marks owned by a member of the Aquila Group and used in the UtiliCorp Business, but only if set forth on Schedule 2.2, as mutually amended by the parties from time to time.

"LICENSEE" means any member of the UtiliCorp Group when it licenses Aquila IP or sublicenses Sublicensed Aquila Technology from a member of the Aquila Group under this Agreement, and any member of the Aquila Group when it licenses UtiliCorp IP or sublicenses Sublicensed UtiliCorp Technology from a member of the UtiliCorp Group under this Agreement.

"LICENSOR" means any member of the UtiliCorp Group when it licenses UtiliCorp IP or sublicenses Sublicensed UtiliCorp Technology to a member of the Aquila Group under this Agreement, and any member of the Aquila Group when it licenses Aquila IP or sublicenses Sublicensed Aquila Technology to a member of the UtiliCorp Group under this Agreement.

"MARK" means any trademark, service mark, trade name, and the like or other word, name, symbol or device, or any combination thereof, used or intended to be used by a Person to identify and distinguish the products or services of that Person from the products or services of others and to indicate the source of such products or services, including, without limitation, all registrations and applications therefor throughout the world and all common law and other rights therein throughout the world.

"MASTER SEPARATION AGREEMENT" means the Master Separation Agreement, dated ____________, 2001, between UtiliCorp and Aquila.

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"SUBLICENSED AQUILA TECHNOLOGY" means the Technology licensed to a member of the
Aquila Group by a Third Party and used in the UtiliCorp Business, but only if set forth on Schedule 3.2, as mutually amended by the parties from time to time.

"SUBLICENSED UTILICORP TECHNOLOGY" means the Technology licensed to a member of the UtiliCorp Group by a Third Party and used in the Aquila Business, but only if set forth on Schedule 3.1, as mutually amended by the parties from time to time.

"TECHNOLOGY" means patents, copyrights, trade secrets and any other intellectual property rights (including any interest in or right to use software), but not including any Marks.

"THIRD PARTY" means a Person other than a member of the UtiliCorp Group or a member of the Aquila Group.

"UTILICORP IP" means the Technology and Marks owned by a member of the UtiliCorp Group and used in the Aquila Business, but only if set forth on Schedule 2.1, as mutually amended by the parties from time to time.

                                   ARTICLE II

                                 CROSS LICENSE

     Section 2.1. LICENSE FROM THE UTILICORP GROUP TO THE AQUILA GROUP.

          (a) Effective as of the Separation Date, UtiliCorp hereby grants (or agrees to cause the appropriate member of the UtiliCorp Group to grant) to Aquila (or such other member of the Aquila Group as Aquila may direct), and Aquila (or such other member of the Aquila Group) hereby accepts, a non-exclusive, world-wide, non-transferable, perpetual license to use, subject to the rights of Third Parties, the UtiliCorp IP.

          (b) Notwithstanding anything to the contrary contained herein, the license granted in Section 2.1(a) does not apply to any Technology or Mark other than the UtiliCorp IP listed on Schedule 2.1. Furthermore, and subject to
Article IV hereof, nothing in this Agreement shall be deemed to transfer title to any of the UtiliCorp IP to any member of the Aquila Group or any other Person.

     Section 2.2. LICENSE FROM THE AQUILA GROUP TO THE UTILICORP GROUP.

          (a) Effective as of the Separation Date, Aquila hereby grants (or agrees to cause the appropriate member of the Aquila Group to grant) to UtiliCorp (or such other member of the UtiliCorp Group as UtiliCorp may direct), and UtiliCorp (or such other member of the UtiliCorp Group) hereby accepts, a non-exclusive, world-wide, non-transferable, perpetual license to use, subject to the rights of Third Parties, the Aquila IP.

          (b) Notwithstanding anything to the contrary contained herein, the license granted in Section 2.2(a) does not apply to any Technology or Mark other than the Aquila IP listed on Schedule 2.2. Furthermore, and subject to Article IV hereof, nothing in this Agreement shall be deemed to transfer title to any of the Aquila IP to any member of the UtiliCorp Group or any other Person.


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     Section 2.3. ROYALTIES. Until the Change of Control Date, the licenses granted hereunder shall be royalty free. From and after the Change of Control Date, Licensee shall pay Licensor royalties for the licenses granted hereunder, such royalties to be based upon the market value of such licenses as of the Change of Control Date, as reasonably determined by Licensor within 60 days following the Change of Control Date.

     Section 2.4. RESTRICTIONS ON USE OF MARKS. In all respects, Licensee's use of the Marks pursuant to the license granted hereunder shall be in a manner consistent with the high standards, reputation and prestige represented by the Marks, and with the quality control standards reasonably imposed by Licensor in connection with the use of any specific Mark, and any usage by Licensee that is inconsistent with the foregoing shall be deemed to be outside the scope of the license granted hereunder. As a condition to the license granted hereunder, Licensee shall at all times present, position and promote its business when using one or more of the Marks in a manner consistent with the high standards, reputation, and prestige represented by the Marks.

     Section 2.5. LICENSEE UNDERTAKINGS REGARDING MARKS. As a condition to the licenses granted hereunder, Licensee undertakes to Licensor that:

          (a) Licensee shall not use the Marks licensed to it hereunder in any manner which is deceptive or misleading, or which compromises or reflects unfavorably upon the goodwill, good name, reputation or image of Licensor or the Marks, or which might jeopardize or limit Licensor's proprietary interest therein;

          (b) Licensee shall not, in respect of the Marks licensed to it hereunder, or the use thereof, (i) misrepresent to any person the scope of its authority under this Agreement, (ii) incur or authorize any expenses or liabilities chargeable to Licensor, or (iii) take any actions that would impose upon Licensor any obligation or liability to a Third Party other than obligations under this Agreement or other obligations which Licensor expressly approves in writing for Licensee to incur on its behalf; and

          (c) All press releases and corporate advertising and promotions that embody the Marks and the messages conveyed thereby shall be consistent with the high standards, reputation and prestige represented by the Marks.

                                  ARTICLE III

                     SUB-LICENSE OF THIRD PARTY TECHNOLOGY

     Section 3.1. SUB-LICENSE FROM THE UTILICORP GROUP TO THE AQUILA GROUP. UtiliCorp hereby agrees to use commercially reasonable efforts to sublicense or cause to be sublicensed, and to obtain or to cause to be obtained any consent, approval or amendment required to sublicense, the Sublicensed UtiliCorp Technology listed on the attached Schedule 3.1 to Aquila (or such other member of the Aquila Group as Aquila may direct) pursuant to the same or substantially the same terms as UtiliCorp's corresponding licenses.

     Section 3.3. SUB-LICENSE FROM THE AQUILA GROUP TO THE UTILICORP GROUP. Aquila hereby agrees to use commercially reasonable efforts to sublicense or cause to be sublicensed, and to obtain or cause to be obtained any consent, approval or amendment required to sublicense, the Sublicensed Aquila Technology listed on the attached Schedule 3.2 to UtiliCorp (or such other member of the


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UtiliCorp Group as UtiliCorp may direct) pursuant to the same or substantially the same terms as Aquila's corresponding licenses.

     Section 3.3. ALLOCATION OF COSTS AND FEES. All fees, costs, and expenses incurred by the parties in connection with the sublicenses granted hereunder shall be equitably allocated between the parties.

                                   ARTICLE IV

                    TRANSFER OF CERTAIN TECHNOLOGY AND MARKS

     For the avoidance of doubt, Technology and Marks owned by UtiliCorp (or another member of the UtiliCorp Group) but used exclusively in connection with the Aquila Business, and Technology and Marks owned by Aquila (or another member of the Aquila Group) but used exclusively in connection with the UtiliCorp Business, shall be Transferred in accordance with Section 1.3 of the Master Separation Agreement.

                                   ARTICLE V

                                   DISCLAIMER

     EACH PARTY ACKNOWLEDGES AND AGREES THAT ALL TECHNOLOGY AND MARKS LICENSED OR SUBLICENSED HEREUNDER ARE LICENSED OR SUBLICENSED ON AN "AS IS" BASIS, AND THAT NEITHER PARTY NOR ANY MEMBER OF ITS GROUP MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES WHATSOEVER, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT THERETO, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ENFORCEABILITY OR NON-INFRINGEMENT. Without limiting the generality of the foregoing, neither party nor any member of its Group makes any warranty or representation that any manufacture, use, importation, offer for sale or sale of any product or service will not infringe or otherwise contravene any intellectual property right of any Third Party.

                                   ARTICLE VI

                                CONFIDENTIALITY

     The terms of Section 4.8 of the Master Separation Agreement shall apply to any Confidential Information directly or indirectly disclosed under or in connection with the performance of this Agreement.


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                                  ARTICLE VII

                             LIMITATION OF LIABILITY

     IN NO EVENT SHALL ANY MEMBER OF THE UTILICORP GROUP OR THE AQUILA GROUP OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS BE LIABLE TO ANY OTHER MEMBER OF THE UTILICORP GROUP OR THE AQUILA GROUP FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL, OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, IRRESPECTIVE OF WHETHER SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT EACH PARTY'S INDEMNIFICATION OBLIGATIONS, IF ANY, FOR LIABILITIES TO THIRD PARTIES AS SET FORTH IN THIS AGREEMENT.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     Section 8.1. NO IMPLIED LICENSES. Nothing contained in this Agreement shall be construed as conferring any rights by implication, estoppel or otherwise, to any Technology or Marks, other than the rights expressly granted in this Agreement. Neither party is required hereunder to furnish or disclose to the other any technical or other information (including copies of the Technology), except as specifically provided herein.

     Section 8.2. INFRINGEMENT SUITS. Neither party shall have any obligation hereunder to institute any action or suit against Third Parties for infringement of any Technology or Marks licensed hereunder, or to defend any action or suit brought by a Third Party which challenges or concerns the validity of any of such rights or which claims that any Technology or Marks licensed hereunder infringes any Technology or Marks of any Third Party or constitutes a misappropriated trade secret of any Third Party. UtiliCorp shall not have any right to institute any action or suit against Third Parties for infringement of any Technology or Marks of Aquila (including the Aquila IP) and Aquila shall not have any right to institute any action or suit against Third Parties for infringement of any of the Technology or Marks of UtiliCorp (including the UtiliCorp IP).

     Section 8.3. ENTIRE AGREEMENT. This Agreement, the Master Separation Agreement, the other Ancillary Agreements, and the Exhibits and Schedules attached hereto and thereto, constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof.

     Section 8.4. GOVERNING LAW. This Agreement shall be governed and construed and enforced in accordance with the laws of the State of Missouri as to all matters, regardless of the laws that might otherwise govern under the principles of conflicts of laws applicable thereto.

     Section 8.5. INTERPRETATION. The headings contained in this Agreement and the Schedules attached hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When a reference is made in this Agreement to an Article, Section


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or Schedule, such reference shall be to an Article, Section or Schedule in this
Agreement unless otherwise indicated.

     Section 8.6. NOTICES. Any notice, demand, offer, request, or other communication required or permitted to be given by either party pursuant to the terms of this Agreement shall be in writing and shall be deemed effectively given the earlier of (a) when received, (b) when delivered personally, (c) one Business Day after being delivered by facsimile (with receipt of appropriate confirmation), (d) one Business Day after being deposited with a nationally recognized overnight courier service or (e) four Business Days after being deposited in the U.S. mail, First Class with postage prepaid, and in each case addressed to the attention of the other party's General Counsel at the address of its principal executive office or such other address as a party may request by notifying the other in writing.

     Section 8.7. NONASSIGNABILITY; THIRD-PARTY BENEFICIARIES. Aquila may not, directly or indirectly, in whole or in part, whether by operation of law or otherwise, assign or transfer this Agreement, or any license or other rights granted hereunder (including by sublicense), without UtiliCorp's prior written consent, and any attempted assignment or transfer without such prior written consent shall be voidable at the sole option of UtiliCorp. This Agreement, including the Schedules and the other documents referred to herein, shall be binding upon and inure to the benefit of each party hereto and their respective legal representatives and permitted successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 8.8. SEVERABILITY. If any term or other provision of this Agreement is determined by a nonappealable decision by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term of other provision is invalid, illegal or incapable of being enforced, this Agreement shall be deemed to be amended, and each party agrees to execute and deliver such documents and instruments as are reasonably requested by the other party to evidence such amendment, so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

     Section 8.9. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     Section 8.10. AMENDMENT. No change or amendment will be made to this Agreement except by an instrument in writing signed on behalf of each of the parties hereto.


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     Section 8.11. RIGHT OF SET-OFF. UtiliCorp shall have the right at any time and from time to time to set off and apply any and all deposits or amounts of any member of the Aquila Group at any time held, and any and all indebtedness at any time owing, by any member of the UtiliCorp Group to or for the credit of any member of the Aquila Group against any and all obligations of Aquila now or hereafter arising under this Agreement, whether or not UtiliCorp shall have made any demand therefor.




                                REMAINDER OF PAGE
                            INTENTIONALLY LEFT BLANK


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     IN WITNESS WHEREOF, the parties have signed this Intellectual Property
Cross-License and Transfer Agreement effective as of the date first set forth above.


                                        UTILICORP UNITED INC.

                                        ----------------------------------------
                                        Robert K. Green
                                        President and Chief Operating Officer


                                        AQUILA, INC.

                                        ----------------------------------------
                                        Keith G. Stamm
                                        Chief Executive Officer




                                SIGNATURE PAGE TO
           INTELLECTUAL PROPERTY CROSS-LICENSE AND TRANSFER AGREEMENT


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                                  SCHEDULE 2.1

                                  UTILICORP IP


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                                  SCHEDULE 2.2

                                    AQUILA IP


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                                  SCHEDULE 3.1

                        SUBLICENSED UTILICORP TECHNOLOGY


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                                  SCHEDULE 3.2

                          SUBLICENSED AQUILA TECHNOLOGY


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